UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the securities exchange act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

PowerSchool Holdings, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-40684	85-4166024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Parkshore Drive Folsom, California	95630
(Address of principal executive offices)	(Zip Code)

(877) 873-1550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	PWSC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The Board of Directors of PowerSchool Holdings, Inc. (the “Company”) determined that the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually by means of remote communication on Wednesday, May 4, 2022.

The record date for the purpose of determining shareholders entitled to notice of, and vote at, the Annual Meeting has been set as the close of business on March 11, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2022	POWERSCHOOL HOLDINGS, INC.

	By:	/s/ Eric Shander
	Name:	Eric Shander
	Title:	Chief Financial Officer